UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017 (July 25, 2017)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 25, 2017, CIT Group Inc. (“CIT” or the “Company”) issued a press release announcing its financial results as of and for the quarter ended June 30, 2017, which was reported on Form 8-K filed July 25, 2017. A copy of the Company’s presentation to analysts and investors of its Second Quarter 2017 Financial Results for the quarter ended June 30, 2017 was also included as an exhibit on Form 8-K. The Company has adjusted certain average balances and yields in the table on page six of the presentation to reflect certain noteworthy items impacting interest income and interest expense related to the timing of receiving the proceeds from the sale of its commercial aircraft leasing business on April 4, 2017 and using the proceeds to pay down certain unsecured borrowings and to repurchase common shares in the second quarter of 2017. In the revised presentation, the yield for Interest Bearing Deposits and Investments and for Earning Assets were adjusted to reflect the impact of the timing difference from receipt of the proceeds from the Commercial Air sale and the use of those proceeds. In addition, the average balance and the yield for Borrowings and for Interest-bearing Liabilities were adjusted for the same timing difference. The revised presentation is attached as Exhibit 99.1 and shall be considered furnished, not filed, for purposes of the Exchange Act. There are no other changes to the Form 8-K filed July 25, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation by CIT Group Inc. on July 25, 2017 regarding its Second Quarter 2017 Financial Results (Revised as of July 27, 2017).

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT (i) is unsuccessful in implementing its strategy and business plan, (ii) is unable to react to and address key business and regulatory issues, (iii) is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and (iv) becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ John Fawcett

John Fawcett
Executive Vice President & Chief Financial Officer

Dated: July 28, 2017

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